--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 MET INVESTORS
                                  SERIES TRUST

                           BlackRock Equity Portfolio

                   BlackRock U.S. Government Income Portfolio



                                 ANNUAL REPORT

                                 JULY 31, 2001

--------------------------------------------------------------------------------

August 31, 2001

Letter from the President

Fiscal Year Ended July 31, 2001--Volatility and Uncertainty
During the fiscal year ended July 31, 2001 the financial markets were charac-terized by weakness and volatility. The Fed's aggressive easing of interest rates in January and continued easing of monetary policy through the first two quarters of 2001 helped to boost bond prices. However, the equity markets re-mained uncertain with the S&P 500 Index down 14.33% for the year ended July 31, 2001.

As long-term investors, you should not feel anxious about short-term market fluctuations. MetLife Investors Group, Inc. and your financial advisor can pro-vide you with the tools to help plan a well-diversified investment strategy.

As shareholders of BlackRock Advisors managed portfolios you are currently vot-ing on the proposed mergers of those portfolios into other Met Investors Series Trust portfolios. The consolidation should allow us to gain some efficiencies with an eye on reducing portfolio expenses and helping to increase your portfo-lio returns.

We look forward to a long-term relationship helping you satisfy all your investment needs.

Sincerely,


/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

BlackRock Equity Portfolio                           For the year ended 07/31/01
Managed by BlackRock Advisors, Inc.

Letter to Policyholders
--------------------------------------------------------------------------------

Performance Overview
The BlackRock Equity Portfolio returned -24.57% (net of fees) for the 12 months ended July 31, 2001, compared to the benchmark S&P 500 Index/1/, which returned -14.33% for the same period. Our investment style has focused on larger capitalization companies that have proven to be industry leaders and that have provided strong returns for investors over many years. Unfortunately, many of these stocks have underperformed over the past year as sentiment has turned toward smaller, domestically focused companies that are perceived as more insulated from current economic conditions. In particular, technology and telecommunications companies have suffered.

Market Review
Global equity markets have turned in very mixed results over the past year. U.S. large cap stocks, as most commonly measured by the S&P 500 Index, declined 14.33% while international stocks fared even worse with the MSCI EAFE/2/ Index declining 23.23%. But within U.S. markets, returns between investment styles diverged widely. In general, mid and small cap stocks have performed very well with the S&P 400 Mid Cap Index/3/ returning 8.87%, the Russell Mid Cap Index/4/ returning 0.96% and the Russell 2000 Index/5/ of smaller companies returning 0.57%. Across all market capitalizations, value oriented stocks significantly outperformed growth stocks. Usually growth stocks fare well when economic growth is slowing. But over the last several years, technology stocks have come to dominate growth indexes so the dramatic fall in technology and telecommunications stocks had a large impact on the style and led to the underperformance of growth indexes relative to value. The NASDAQ Composite Index/6/, which is dominated by large U.S. technology stocks, declined 45.51% for the period.

The past twelve months have seen a dramatic decline in U.S. economic growth, primarily as businesses have pulled back spending on technology. Overspending on technology by Internet and telecommunications companies to build networks coupled with a surge in corporate IT spending coming up to Y2K led to excess capacity and equipment inventories which has yet to be brought down to correct levels. The spillover from the turmoil in the technology and telecommunications sectors has caused a general corporate slowdown leading to a decline in profits and massive lay-offs across several industries. So far, the U.S. consumer has remained resilient, but there are signs that while corporate activity may be bottoming, consumer spending may begin to decline more significantly heading into the last half of the year.

In response to the slowing economy, the Federal Reserve has acted decisively to spur growth by lowering short-term interest rates six times in 2001 through July 31st. Beginning with a surprise cut on January 3, 2001, the Fed has lowered rates from 6.0% at the beginning of the year to a level of 3.75% as of July 31st. The Fed has shown its willingness to come to the aid of the economy and we believe that economic activity will eventually respond. Although there have not yet been many signs of improvement, the equity markets will discount a positive turn in the economy so we are hopeful that better times are near at hand.

Performance Attribution
The portfolio has underperformed the S&P 500 Index over the past 12 months for two primary reasons. First, we have focused on large cap industry leaders that have shown their ability to outperform markets over time. As a result, the portfolio is modestly oriented toward the growth style. In addition, until the end of the first quarter of 2001, the portfolio was invested in very large companies, which resulted in a larger average market capitalization than the S&P 500 Index. These characteristics have been out of favor in the market over the past year. Secondly, stock selection, particularly in the volatile technology and telecomm sectors was weak. Stocks that negatively impacted performance during the period included Nortel, WorldCom, EMC, Corning and Oracle. On the positive side, SBC Communications, Tyco, Cintas and General Dynamics all added to performance meaningfully.

Outlook
Over the past few months, we have increased the portfolio's exposure to sectors and individual holdings that we believe will benefit as the economy improves through the second half of the year and into 2002. These include commercial services and technology. The largest over weights at the end of July include these two groups as well as financials and utilities. Sectors, which are currently under weighted, include basic materials, telecommunications and consumer cyclicals. We feel that we are reaching the trough in corporate profits and have positioned the portfolio to respond to an improving economic environment.

/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

/3/ The S&P 400 Mid Cap Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation.

/4/ The Russell Mid Cap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

/5/ The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

/6/ The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

Top 10 Portfolio Holdings by Market Value
As of 07/31/01
                                                % of portfolio
   -----------------------------------------------------------
   Microsoft Corp.                                    4.2
   -----------------------------------------------------------
   General Electric Co.                               3.7
   -----------------------------------------------------------
   Pfizer, Inc.                                       3.1
   -----------------------------------------------------------
   MBNA Corp.                                         2.8
   -----------------------------------------------------------
   Baxter International, Inc.                         2.8
   -----------------------------------------------------------
   Texas Instruments, Inc.                            2.8
   -----------------------------------------------------------
   Johnson & Johnson                                  2.7
   -----------------------------------------------------------
   Intel Corp.                                        2.7
   -----------------------------------------------------------
   Citigroup, Inc.                                    2.7
   -----------------------------------------------------------
   Washington Mutual, Inc.                            2.5
   -----------------------------------------------------------


================================================================================
Top Portfolio Sectors (% of portfolio market value)
As of 07/31/01

                                    [CHART]

Communication Services 3.6%
Financial 21.5%
Technology 21.1%
Healthcare 14.9%
Consumer Cyclicals 12.1%
Consumer Staples 6.0%
Capital Goods 8.3%
Energy 7.8%
Utility 4.7%

R. Andrew Damm
Portfolio Manager
BlackRock Advisors, Inc.

--------------------------------------------------------------------------------

================================================================================
BlackRock Equity Portfolio                           For the year ended 07/31/01
Managed by BlackRock Advisors, Inc.

Letter to Policyholders (continued)
--------------------------------------------------------------------------------

                     BlackRock Equity Portfolio, managed by
               BlackRock Equity Advisors, Inc. vs. S&P 500 Index
                            Growth Based on $10,000+

                                    YEARLY

                         DATE          1            2

                       5/19/1993   $ 10,000     $ 10,000
                       7/31/1993      9,980       10,000
                       7/31/1994     10,029       10,000
                       7/31/1995     11,568       10,040
                       7/31/1996     12,714       12,000
                       7/31/1997     18,670       12,500
                       7/31/1998     21,395       18,000
                       7/31/1999     25,401       25,500
                       7/31/2000     27,463       27,500
                       7/31/2001     20,716       23,559

-----------------------------------------------------------------------
                                     Average Annual Return/1/
Inception 5/1/93                 (for the period ended 7/31/01)
-----------------------------------------------------------------------
                                                               Since
                            1 Year     3 Year     5 Year     inception
-----------------------------------------------------------------------
BlackRock Equity
Portfolio -- Class A       (24.57)%    (1.07)%    10.25%       9.28%
-----------------------------------------------------------------------
S&P 500 Index              (14.33)%      9.39%    14.45%      11.00%
-----------------------------------------------------------------------

+ Performance is shown from date of initial offering, May 19, 1993.

/1/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

================================================================================
BlackRock U.S. Government Income Portfolio           For the year ended 07/31/01
Managed by BlackRock Advisors, Inc.

Letter to Policyholders
--------------------------------------------------------------------------------

Performance Overview
The BlackRock U.S. Government Income Portfolio returned 12.08% (net of fees) for the 12 months ended July 31, 2001, compared to the benchmark, the Lehman Brothers Intermediate Government Bond Index/1/, which returned 11.74% for the same period. Our investment style remains that of a relative value, sector and sub-sector rotation strategy focused on portfolio diversification and a duration weighting within 20% of the benchmark.

Market Review
The sharp reversal of the wealth effect in 2000, due to the sharp sell-off in the NASDAQ Composite Index/2/ left medium term growth prospects below potential GDP. As a result, the markets priced in dramatic easing by the Federal Reserve for 2001 and significantly higher volatility. As market expectations transitioned from Fed tightening to a significant Fed easing, high quality fixed income assets, led by the Treasury market, produced strong double-digit returns. Credit quality was key.

The first quarter was marked by the U.S. Federal Reserve's aggressive response to the dramatic U.S.-led global slowdown. The U.S. slowdown was primarily driven by a near collapse in capital expenditure spending as profit growth became negative, as well as a significant reduction of inventories. GDP growth slowed to a pace of less than 1%. Increasing pressure on corporate profits restrained investment spending, subsequently reducing the demand for capital goods and output. This reduction in demand and output was most apparent in the manufacturing sector, as evidenced by the decline in the NAPM PMI/3/ to 1991 recession levels and the steep downward trend in industrial production. The yield curve steepening of 100 basis points between 2-year and 30-year Treasuries dominated fixed income performance as the Fed eased 150 basis points during the quarter. Record issuance of corporates followed by agencies and mortgage-backed securities dominated the capital markets; and high grade corporates were the best performers during this time.

The second quarter of 2001 confirmed a sharp global downturn led by the corporate profit recession in the U.S. as economic performance continued to deteriorate in the U.S. and abroad as the unwind of excess inventories and capacity proceeded unabated. While there was some decline in consumption, the bulk of the weakness manifested itself in the business sector where capital spending continues to change. Year-over-year industrial production turned negative for the first time since 1991. Even with the recession-like manufacturing indicators, consumer confidence remained at a relatively high level and continued to be the girder of the economy.

Despite an aggressive 125 basis point easing by the Federal Reserve, capital market rates rose sharply beyond 5-year maturities, driven by aggressive corporate issuance. However, the aggressive Fed easing did enable equity markets to register solid gains, albeit closing well below the highs of the quarter. Emboldened by the Fed, investors increased risk tolerance, contributing to solid performance by non-Treasury sectors, especially in the case of high grade corporate bonds.

Performance Attribution
During the second half of 2000, the portfolio benefited from our overweighting in 15-year mortgage pass-throughs, collateralized mortgage-backed securities, and asset-backed securities. Our duration was neutral relative to the benchmark and we held a flattening yield curve bias that adversely affected performance.

For the first quarter of 2001, our strong corporate security selection and a focus on high-quality, high-liquidity names greatly added to the portfolio. Additionally, our continued exposure to asset-backed securities and 15-year pass-throughs proved beneficial. Our collateralized mortgage-backed securities allocation, yield curve flattener, and agency underweight dampened the overall return.

Our long duration exposure during the second quarter of 2001 significantly weighted down performance as the yield curve steepened. However, our continued focus on high-quality corporate credit names enabled us to avoid the onslaught of underperforming and defaulting issues. The short-duration asset-backed securities we held also contributed to overall gains.

Outlook
Looking forward, despite tentative signs of stabilizing global growth, a prolonged period of subdued growth lies ahead. Anemic profit growth in the U.S. will be compounded by excess global capacity. Japan continues to be a major contributor to the global malaise and a risk to the global economy. The Latin American pressures are a symptom of weak global growth and the looming threat of an Argentine debt default further dampens investor enthusiasm.

Falling returns on capital and declining inflation suggests that real and nominal yields have room to decline in the coming months. Our positive bias on the fixed income markets is expressed in the long end of the Treasury curve. Overall, we are neutral on spread product. Our positioning in credit is defensive and we have reduced our exposure to corporate bonds to below index levels and have emphasized a higher quality bias in the portfolio. We are overweight in mortgages versus agencies and have weightings in collateralized mortgage-backed securities and asset-backed securities.

Scott Amero
Portfolio Manager
BlackRock Advisors, Inc.

/1/ The Lehman Brothers Intermediate Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or agency, quasi-federal corporations, or corporate debt guaranteed by the U.S. government with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

/2/ The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

/3/ The National Association of Purchasing Management-Purchasing Management Index (NAPM PMI) is a composite index based on the seasonally adjusted diffusion indices for five economic indicators (New Orders, Production, Supplier Deliveries, Inventories, and Employment) with varying weights.

Top 10 Portfolio Holdings by Market Value
As of 07/31/01
                                                       % of portfolio

   ------------------------------------------------------------------
   U.S. Treasury Bond (9.25%, 2/15/16)                      13.2
   ------------------------------------------------------------------
   U.S. Treasury Bond (8.50%, 2/15/20)                      11.1
   ------------------------------------------------------------------
   U.S. Treasury Bond (6.375%, 8/15/27)                      5.7
   ------------------------------------------------------------------
   Federal Agricultural Mortgage Corp. (7.37%, 8/1/06)       5.2
   ------------------------------------------------------------------
   Government National Mortgage Association
     (6.00%, 4/1/13)                                         4.0
   ------------------------------------------------------------------
   Federal Home Loan Mortgage Corp. (6.00%, 6/1/14)          3.0
   ------------------------------------------------------------------
   U.S. Treasury Note (5.75%, 8/15/10)                       2.8
   ------------------------------------------------------------------
   Federal Home Loan Mortgage Corp. (6.00%, 5/1/11)          2.6
   ------------------------------------------------------------------
   Federal Home Loan Mortgage Corp. (6.50%, 4/1/11)          2.6
   ------------------------------------------------------------------
   Federal National Mortgage Association (6.50%, 5/17/15)    2.3
   ------------------------------------------------------------------

================================================================================
Top Portfolio Sectors (% of portfolio market value)
As of 07/31/01

                                    [CHART]

Corporate Bonds 7.5%
Federal Agencies 49.6%
Short-Term Securities 9.7%
U.S. Government Obligations 33.2%

--------------------------------------------------------------------------------

================================================================================
BlackRock U.S. Government Income Portfolio           For the year ended 07/31/01
Managed by BlackRock Advisors, Inc.

Letter to Policyholders (continued)
--------------------------------------------------------------------------------

 BlackRock U.S. Government Income Portfolio, managed by BlackRock Advisors, Inc.
     vs. Lehman Brothers Intermediate Government Bond Index & Blended Index
   (50% Lehman Brothers MBS Index / 50% Merrill Lynch 10 Year Treasury Index)
                            Growth Based on $10,000+

                                    YEARLY

                   DATE          1            2           3

                 5/19/1993   $ 10,000     $ 10,000    $ 10,000
                 7/31/1993     10,140       10,100      10,116
                 7/31/1994      9,965       10,000      10,169
                 7/31/1995     10,728       10,750      11,201
                 7/31/1996     11,194       11,100      11,882
                 7/31/1997     12,154       12,000      13,157
                 7/31/1998     12,922       12,900      14,138
                 7/31/1999     13,024       13,000      14,531
                 7/31/2000     13,811       13,750      15,449
                 7/31/2001     15,479       15,364      17,382



---------------------------------------------------------------------------
                                       Average Annual Return/1/
Inception 5/1/93                  (for the period ended 7/31/01)
---------------------------------------------------------------------------
                                                                Since
                             1 Year     3 Year     5 Year     inception
---------------------------------------------------------------------------
BlackRock U.S.
Government Income
Portfolio -- Class A         12.08%      6.19%      6.69%       5.47%
---------------------------------------------------------------------------
Lehman Brothers
Intermediate Government
Bond Index                   11.74%      6.00%      6.72%       5.37%
---------------------------------------------------------------------------
Blended Index (50%
Lehman Brothers MBS
Index/50% Merrill
Lynch 10 Year
Treasury Index)              12.51%      7.13%      7.91%       6.97%
---------------------------------------------------------------------------

+ Performance is shown from date of initial offering, May 19, 1993.

/1/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                                       4

Met Investors Series Trust
BlackRock Equity Portfolio

PORTFOLIO OF INVESTMENTS
July 31, 2001
(Percentage of Net Assets)

--------------------------------------------------------------------------------
Security                                                               Value
Description                                              Shares       (Note 2)
--------------------------------------------------------------------------------

Common Stocks - 99.2%
Advertising - 2.2%
Omnicom Group, Inc. .................................     9,800    $   856,226
                                                                   -----------

Aerospace & Defense - 0.5%
General Dynamics Corp. ..............................     2,300        186,047
                                                                   -----------

Apparel Retailers - 0.5%
Kohl's Corp.* .......................................     3,600        206,208
                                                                   -----------

Banking - 8.5%
Bank of New York Co., Inc. (The) ....................    15,130        678,732
Fifth Third Bancorp .................................     8,300        523,066
MBNA Corp. ..........................................    31,500      1,115,100
Washington Mutual, Inc. .............................    24,550        994,766
                                                                   -----------
                                                                     3,311,664
                                                                   -----------
Beverages, Food & Tobacco - 2.6%
Coca-Cola Co. (The) .................................     3,900        173,940
Pepsico, Inc. .......................................     9,700        452,311
Philip Morris Co., Inc. .............................     8,364        380,562
                                                                   -----------
                                                                     1,006,813
                                                                   -----------
Commercial Services - 2.7%
Cintas Corp. ........................................    11,000        551,870
Paychex, Inc. .......................................    13,200        518,760
                                                                   -----------
                                                                     1,070,630
                                                                   -----------
Communications - 3.5%
Cisco Systems, Inc.* ................................    49,600        953,312
Nokia Corp. (ADR) ...................................    19,000        414,390
                                                                   -----------
                                                                     1,367,702
                                                                   -----------
Computer Software & Processing - 6.2%
Microsoft Corp.* ....................................    24,900      1,648,131
Oracle Corp.* .......................................    44,000        795,520
                                                                   -----------
                                                                     2,443,651
                                                                   -----------
Computers & Information - 2.8%
Dell Computer Corp.* ................................    17,500        471,275
EMC Corp.* ..........................................    26,740        527,313
Sun Microsystems, Inc.* .............................     6,600        107,514
                                                                   -----------
                                                                     1,106,102
                                                                   -----------
Cosmetics & Personal Care - 1.8%
Colgate-Palmolive Co. ...............................    12,900        699,180
                                                                   -----------
Electric Utilities - 4.7%
AES Corp.* ..........................................    23,100        884,730
Calpine Corp.* ......................................    12,100        435,479
Exelon Corp. ........................................     9,300        525,450
                                                                   -----------
                                                                     1,845,659
                                                                   -----------
Electrical Equipment - 4.0%
Emerson Electric Co. ................................     2,100        120,456
General Electric Co. ................................    33,700      1,465,950
                                                                   -----------
                                                                     1,586,406
                                                                   -----------
Electronics - 5.5%
Intel Corp. .........................................    35,499      1,058,225
Texas Instruments, Inc. .............................    31,213      1,076,848
                                                                   -----------
                                                                     2,135,073
                                                                   -----------

Financial Services - 5.9%
Citigroup, Inc. .....................................    21,033      1,056,067
Lehman Brothers Holdings, Inc. ......................    11,300        813,600
Mellon Financial Corp. ..............................    11,500        437,230
                                                                   -----------
                                                                     2,306,897
                                                                   -----------
Food Retailers - 1.5%
Kroger Co.* .........................................    16,800        442,848
Starbucks Corp.* ....................................     7,200        129,888
                                                                   -----------
                                                                       572,736
                                                                   -----------
Heavy Machinery - 2.6%
Applied Materials, Inc.* ............................    13,500        619,110
Baker Hughes, Inc. ..................................    11,300        402,054
                                                                   -----------
                                                                     1,021,164
                                                                   -----------
Industrial - Diversified - 2.3%
Tyco International, Ltd. ............................    17,100        909,720
                                                                   -----------
Insurance - 4.6%
Ace Ltd. ............................................    20,100        701,691
Ambac Financial Group, Inc. .........................     3,000        172,620
American International Group, Inc. ..................    11,219        933,982
                                                                   -----------
                                                                     1,808,293
                                                                   -----------
Media - Broadcasting & Publishing - 5.1%
AOL Time Warner, Inc.* ..............................    21,000        954,450
Comcast Corp. - Class A* ............................    12,400        471,572
Viacom Inc. - Class B* ..............................    11,254        560,449
                                                                   -----------
                                                                     1,986,471
                                                                   -----------
Medical Supplies - 6.7%
Baxter International, Inc. ..........................    22,200      1,105,560
Danaher Corp. .......................................     5,400        305,586
Medtronic, Inc. .....................................    14,300        686,829
Stryker Corp. .......................................     8,800        527,824
                                                                   -----------
                                                                     2,625,799
                                                                   -----------
Oil & Gas - 6.7%
Chevron Corp. .......................................     4,800        438,672
El Paso Corp. .......................................    14,332        741,681
EOG Resources, Inc. .................................    17,100        604,485
Exxon Mobil Corp. ...................................    20,456        854,243
                                                                   -----------
                                                                     2,639,081
                                                                   -----------
Pharmaceuticals - 8.1%
Bristol-Myers Squibb Co. ............................     3,900        230,646
Cardinal Health, Inc. ...............................     7,750        570,632
Johnson & Johnson ...................................    19,700      1,065,770
Pfizer, Inc. ........................................    29,875      1,231,447
Pharmacia Corp. .....................................     1,900         84,778
                                                                   -----------
                                                                     3,183,273
                                                                   -----------
Retailers - 4.2%
Costco Wholesale Corp.* .............................    12,600        542,430
Home Depot, Inc. ....................................    12,250        617,033
Target Corp. ........................................     5,600        216,720
Wal-Mart Stores, Inc. ...............................     4,900        273,910
                                                                   -----------
                                                                     1,650,093
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
BlackRock Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued
July 31, 2001
(Percentage of Net Assets)

--------------------------------------------------------------------------------
Security                                                               Value
Description                                              Shares       (Note 2)
--------------------------------------------------------------------------------

Telephone Systems - 3.6%
SBC Communications, Inc. ............................    20,900    $   941,127
Vodafone Group Plc (ADR) ............................     4,000         86,200
WorldCom, Inc. - WorldCom Group* ....................    26,500        371,000
                                                                   -----------
                                                                     1,398,327
                                                                   -----------

U.S. Government Agency - 2.4%
Federal Home Loan Mortgage Corp. ....................    13,600        930,784
                                                                   -----------

Total Common Stocks (Cost $40,783,270) ..............               38,853,999
                                                                   -----------


-------------------------------------------------------------------------------------------------------------
Par           Security                                                                                 Value
Amount        Description                                                                            (Note 2)
-------------------------------------------------------------------------------------------------------------
              Short-Term Investments - 1.4%
 $146,160     Bank of Montreal, Eurodollar Overnight, 3.875%, due 08/01/01(a) ................        146,160
   97,441     Credit Suisse First Boston, Triparty Corporate, 3.915%, due 08/01/01(a) ........         97,441
   41,383     Fleet National Bank, Bank Note, 3.955%, due 10/31/01(a) ........................         41,383
   97,436     Merrill Lynch I, Triparty Corporate, 3.915%, due 08/01/01(a)....................         97,436
   24,358     Merrill Lynch, Bank Note, 3.87%, due 04/05/02(a) ...............................         24,358
  146,160     Merrimac, Money Market Fund, 3.939%, due 08/01/01(a) ...........................        146,160
                                                                                                  -----------
              Total Short-Term Investments (Cost $552,938)                                            552,938
                                                                                                  -----------
              TOTAL INVESTMENTS - 100.6%
              (Cost $41,336,208)                                                                   39,406,937

              Other Assets and Liabilities (net) - (0.6%)                                            (250,796)
                                                                                                  -----------

              TOTAL NET ASSETS - 100%                                                             $39,156,141
                                                                                                  ===========
              Portfolio Footnotes:

              *   Non-income producing security.

              (a) Represents investment of collateral received from securities lending transactions.

              ADR - American Depositary Receipt.

   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
BlackRock U.S. Government Income Portfolio

PORTFOLIO OF INVESTMENTS
July 31, 2001
(Percentage of Net Assets)


-------------------------------------------------------------------------------------------------------------------------------
Par                Security                                                                                            Value
Amount             Description                                            Coupon              Maturity                (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
               Domestic Bonds & Debt Securities - 101.1%
               Asset Backed Securities - 1.2%
$  368,937     General Motors Association Corp. .....................     5.940%             07/01/2013             $   357,208
                                                                                                                    -----------
               Collateralized Mortgage Obligations - 6.3%
   558,610     Countrywide Home Loans ...............................     6.500%             11/25/2013                 567,188
   700,000     Prudential Home Mortgage Securities ..................     7.000%             11/25/2007                 708,284
   455,000     Prudential Home Mortgage Securities ..................     7.000%             02/25/2008                 465,813
   157,495     Residential Funding Mortgage Securities ..............     6.500%             06/25/2009                 160,688
                                                                                                                    -----------
                                                                                                                      1,901,973
                                                                                                                    -----------
               Financial Services - 1.0%
   318,568     Small Business Administration ........................     5.500%             10/01/2018                 301,454
                                                                                                                    -----------
               U.S. Government Agency - 5.9%
 1,500,000     Federal Agricultural Mortgage Corp. ..................     7.370%             08/01/2006               1,587,755
   200,000     Federal National Mortgage Association ................     6.625%             09/15/2009                 212,514
                                                                                                                    -----------
                                                                                                                      1,800,269
                                                                                                                    -----------
               U.S. Government Agency Mortgage Backed Securities - 49.6%
    30,325     Federal Home Loan Mortgage Corp. .....................     7.000%             07/01/2007                  31,327
   127,560     Federal Home Loan Mortgage Corp. .....................     7.000%             09/01/2010                 131,268
   414,948     Federal Home Loan Mortgage Corp. .....................     5.500%             05/01/2014                 408,010
    31,840     Federal Home Loan Mortgage Corp. .....................     6.500%             06/01/2029                  31,889
    27,620     Federal Home Loan Mortgage Corp. .....................     6.500%             07/01/2029                  27,663
   758,636     Federal Home Loan Mortgage Corp. Gold ................     6.500%             04/01/2011                 777,954
   801,479     Federal Home Loan Mortgage Corp. Gold ................     6.000%             05/01/2011                 802,606
       942     Federal Home Loan Mortgage Corp. Gold ................     6.000%             06/01/2014                     948
   910,075     Federal Home Loan Mortgage Corp. Gold ................     6.000%             06/01/2014                 915,805
   313,959     Federal Home Loan Mortgage Corp. Gold ................     6.000%             10/01/2014                 314,400
   345,027     Federal Home Loan Mortgage Corp. Gold ................     6.000%             03/01/2015                 345,512
   496,041     Federal Home Loan Mortgage Corp. Gold ................     5.500%             04/01/2016                 487,709
   430,683     Federal Home Loan Mortgage Corp. Gold ................     6.500%             04/01/2029                 431,355
    50,207     Federal Home Loan Mortgage Corp. Gold ................     6.500%             11/01/2030                  50,286
   212,257     Federal National Mortgage Association ................     6.125%             11/25/2003                 216,923
   506,781     Federal National Mortgage Association ................     6.090%             10/01/2008                 517,004
   214,240     Federal National Mortgage Association ................     6.000%             11/01/2008                 218,310
    42,505     Federal National Mortgage Association ................     6.500%             03/01/2009                  42,532
   610,329     Federal National Mortgage Association ................     7.000%             04/01/2011                 627,590
   281,155     Federal National Mortgage Association ................     7.000%             05/01/2011                 289,106
   375,456     Federal National Mortgage Association ................     5.500%             07/01/2013                 368,710
   395,672     Federal National Mortgage Association ................     8.000%             11/01/2013                 411,437
   391,850     Federal National Mortgage Association ................     5.500%             01/01/2014                 384,809
    56,507     Federal National Mortgage Association ................     6.000%             03/01/2014                  56,534
   170,159     Federal National Mortgage Association ................     8.000%             08/01/2014                 176,832
   696,877     Federal National Mortgage Association ................     6.500%             05/17/2015                 712,013
   107,348     Federal National Mortgage Association ................     8.000%             10/01/2025                 111,625
   457,346     Federal National Mortgage Association ................     6.000%             05/01/2029                 447,627
   470,873     Federal National Mortgage Association ................     6.500%             06/01/2029                 471,168
   177,789     Federal National Mortgage Association ................     6.500%             09/01/2029                 177,900
    71,846     Federal National Mortgage Association ................     7.500%             09/01/2030                  74,013
   152,520     Government National Mortgage Association .............     8.250%             02/15/2009                 161,461
 1,217,848     Government National Mortgage Association .............     6.000%             04/01/2013               1,226,282


   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
BlackRock U.S. Government Income Portfolio

PORTFOLIO OF INVESTMENTS - continued
July 31, 2001
(Percentage of Net Assets)


-------------------------------------------------------------------------------------------------------------------------------
Par            Security                                                                                                Value
Amount         Description                                                Coupon              Maturity                (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
               U.S. Government Agency Mortgage Backed Securities - continued
$  386,076     Government National Mortgage Association .............     6.000%             04/15/2014             $   389,153
   400,536     Government National Mortgage Association .............     7.000%             10/15/2023                 410,738
   562,527     Government National Mortgage Association .............     7.500%             01/15/2026                 582,655
   177,715     Government National Mortgage Association .............     6.500%             03/15/2029                 179,159
   155,871     Government National Mortgage Association .............     6.500%             04/15/2029                 157,138
   213,732     Government National Mortgage Association .............     6.500%             05/15/2029                 215,468
   198,294     Government National Mortgage Association .............     6.500%             06/15/2029                 199,905
   440,052     Government National Mortgage Association .............     6.500%             07/15/2029                 443,628
   478,757     Government National Mortgage Association .............     6.500%             07/15/2029                 482,647
   533,919     Government National Mortgage Association .............     6.500%             08/15/2029                 538,257
                                                                                                                    -----------
                                                                                                                     15,047,356
                                                                                                                    -----------
               U.S. Treasury Securities - 37.1%
   430,000     U.S. Treasury Note ...................................     6.000%             08/15/2009                 459,123
   820,000     U.S. Treasury Note ...................................     5.750%             08/15/2010                 862,808
   280,000     U.S. Treasury Note ...................................     5.000%             02/15/2011                 279,278
   725,000     U.S. Treasury Strip ..................................     5.859% 0.000%+     11/15/2021                 224,612
 2,910,000     U.S. Treasury Bond ...................................     9.250%             02/15/2016               4,009,436
 2,530,000     U.S. Treasury Bond ...................................     8.500%             02/15/2020               3,375,179
   100,000     U.S. Treasury Bond ...................................     7.625%             11/15/2022                 124,719
 1,580,000     U.S. Treasury Bond ...................................     6.375%             08/15/2027               1,740,223
   200,000     U.S. Treasury Bond ...................................     5.250%             02/15/2029                 189,875
                                                                                                                    -----------
                                                                                                                     11,265,253
                                                                                                                    -----------
               Total Domestic Bonds & Debt Securities (Cost $29,864,808)                                             30,673,513
                                                                                                                    -----------


-------------------------------------------------------------------------------------------------------------------------------
Par            Security                                                                                                Value
Amount         Description                                                                                            (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 10.8%
   823,613     Bank of Montreal, Eurodollar Overnight, 3.875%, due 08/01/01(a) ........................                 823,613
   549,075     Credit Suisse First Boston, Triparty Corporate, 3.915%, due 08/01/01(a) ................                 549,075
   233,145     Fleet National Bank, Bank Note, 3.955%, due 10/31/01(a) ................................                 233,145
   549,080     Merrill Lynch I, Triparty Corporate, 3.915%, due 08/01/01(a) ...........................                 549,080
   137,273     Merrill Lynch, Bank Note, 3.87%, due 04/05/02(a) .......................................                 137,273
   823,614     Merrimac, Money Market Fund, 3.939%, due 08/01/01(a) ...................................                 823,614
   160,000     Federal Home Loan Bank Discount Note, 3.70%, due 08/01/01 ..............................                 160,000
                                                                                                                    -----------
               Total Short-Term Investments (Cost $3,275,800) .........................................               3,275,800
                                                                                                                    -----------

               TOTAL INVESTMENTS - 111.9%
               (Cost $33,140,608)                                                                                    33,949,313

               Other Assets and Liabilities (net) - (11.9%)                                                          (3,609,700)
                                                                                                                    -----------

               TOTAL NET ASSETS - 100.0%                                                                            $30,339,613
                                                                                                                    ===========


   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
BlackRock U.S. Government Income Portfolio

PORTFOLIO OF INVESTMENTS - continued
July 31, 2001
(Percentage of Net Assets)


-------------------------------------------------------------------------------------------------------------------------------
Par                Security                                                                                             Value
Amount             Description                                            Coupon              Maturity                 (Note 2)
-------------------------------------------------------------------------------------------------------------------------------
               Securities Sold Short - (3.0%)
$  300,000     Federal Home Loan Mortgage Corp. Gold (TBA)                6.500%             08/16/2016                $300,281
   600,000     Federal Home Loan Mortgage Corp. Gold (TBA)                6.000%             08/16/2016                 610,313
                                                                                                                       --------
               Total Securities Sold Short (Proceeds $906,054)                                                         $910,594
                                                                                                                       ========


Portfolio Footnotes:

(a) Represents investment of collateral received from securities lending transactions.

+ Security is a stripped (principal only) Treasury Obligation. The rate shown represents the current yield based on the securities value as of July 31, 2001.

TBA - To be announced.

   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2001


                                                                                                                     BlackRock
                                                                                           BlackRock Equity   U.S. Government Income
                                                                                               Portfolio             Portfolio
                                                                                           ----------------   ----------------------

Assets
        Investments, at value*                                                                $39,406,937           $33,949,313
        Cash                                                                                       29,707                    --
        Receivable for investments sold                                                           292,397               906,172
        Dividends receivable                                                                       27,037                    --
        Interest receivable                                                                        11,484               494,755

                                                                                              -----------           -----------
           Total assets                                                                        39,767,562            35,350,240
                                                                                              -----------           -----------

Liabilities
        Securities sold short, at value                                                                --               910,594
        Overdraft with bank                                                                            --                79,958
        Payables for:
           Investments purchased                                                                       --               850,882
           Securities on loan                                                                     552,938             3,115,800
           Investment advisory fee payable                                                         12,767                 5,788
        Accrued expenses                                                                           45,716                47,605
                                                                                              -----------           -----------
           Total liabilities                                                                      611,421             5,010,627
                                                                                              -----------           -----------

Net Assets                                                                                    $39,156,141           $30,339,613
                                                                                              ===========           ===========


Net Assets Represented by:
        Paid in surplus                                                                       $43,114,265           $28,977,032
        Accumulated net realized loss                                                          (2,094,332)             (507,214)
        Unrealized appreciation (depreciation) on investments and securities sold short        (1,929,271)              804,166
        Undistributed net investment income                                                        65,479             1,065,629
                                                                                              -----------           -----------
           Total                                                                              $39,156,141           $30,339,613
                                                                                              ===========           ===========

Net Assets
        Class A                                                                               $39,156,141           $30,339,613
                                                                                              ===========           ===========

Capital shares outstanding
        Class A                                                                                 6,924,689             5,630,971
                                                                                              ===========           ===========

Net Asset Value Per Share
        Class A                                                                                     $5.65                 $5.39
                                                                                              ===========           ===========

------------------------------------------------------------------------------------------------------------------------------
*       Investments at cost                                                                   $41,336,208           $33,140,608
                                                                                              ===========           ===========


   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
STATEMENTS OF OPERATIONS

Year Ended July 31, 2001


                                                                                                                     BlackRock
                                                                                           BlackRock Equity   U.S. Government Income
                                                                                               Portfolio             Portfolio
                                                                                           ----------------   ----------------------

Investment Income
     Dividends (1)                                                                           $    447,873            $       --
     Interest (2)                                                                                  72,309             2,061,972
                                                                                             ------------            ----------
        Total investment income                                                                   520,182             2,061,972
                                                                                             ------------            ----------

Expenses
     Investment advisory fee                                                                      325,696               176,471
     Custody, fund accounting, and transfer agent fees                                             53,497                44,589
     Audit                                                                                         12,104                11,238
     Trustee fees and expenses                                                                      6,928                 6,113
     Legal                                                                                          7,878                 7,878
     Insurance                                                                                      1,013                   576
     Shareholder reporting                                                                         14,469                15,332
     Miscellaneous expense                                                                          2,015                 4,733
                                                                                             ------------            ----------
        Total expenses                                                                            423,600               266,930
        Less fees waived and expenses reimbursed by the Manager                                    47,800                42,297
                                                                                             ------------            ----------
        Net expenses                                                                              375,800               224,633
                                                                                             ------------            ----------
     Net investment income                                                                        144,382             1,837,339
                                                                                             ------------            ----------
Net Realized and Unrealized Gain (Loss) on Investments and Short Sales
     Net realized gain on investments                                                           1,151,336               482,756

     Unrealized appreciation (depreciation) on investments and short sale transactions
           Beginning of period                                                                 13,189,047              (541,473)

           End of period                                                                       (1,929,271)              804,166
                                                                                             ------------            ----------
     Net change in unrealized appreciation (depreciation) on investments and short sale
     transactions                                                                             (15,118,318)            1,345,639
                                                                                             ------------            ----------
     Net realized and unrealized gain (loss) on investments and short sale transactions       (13,966,982)            1,828,395
                                                                                             ------------            ----------
Net Increase (Decrease) in Net Assets Resulting from Operations                              $(13,822,600)           $3,665,734
                                                                                             ============            ==========

------------------------------------------------------------------------------------------------------------------------------------


(1)  Dividend income is net of withholding taxes of:                                         $        210            $       --
(2)  Interest income includes security lending income of:                                    $      2,286            $    2,959


   The accompanying notes are an integral part of these financial statements.

Met Investors Series Trust
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                                  BlackRock
                                                                                     BlackRock                 U.S. Government
                                                                                  Equity Portfolio             Income Portfolio
                                                                             --------------------------   --------------------------
                                                                              Year ended    Year ended     Year ended     Year ended
                                                                               July 31,      July 31,       July 31,       July 31,
                                                                                 2001          2000           2001           2000
                                                                             -------------------------------------------------------

Increase (Decrease) in Net Assets:
Operations:
   Net investment income                                                     $    144,382  $    184,856  $  1,837,339  $  1,892,520
   Net realized gain (loss) on investments and short sale transactions          1,151,336     5,002,057       482,756      (464,991)

   Net change in unrealized appreciation (depreciation)
        on investments and short sale transactions                            (15,118,318)     (545,090)    1,345,639       454,161
                                                                             ------------  ------------  ------------  ------------
   Net increase (decrease) in net assets resulting from operations            (13,822,600)    4,641,823     3,665,734     1,881,690
                                                                             ------------  ------------  ------------  ------------

Distributions to Shareholders from:
   Net investment income
     Class A                                                                     (114,205)     (360,159)   (1,885,208)   (1,836,952)

   Net realized gains
     Class A                                                                   (7,883,433)   (1,714,979)           --            --
                                                                             ------------  ------------  ------------  ------------
   Total distributions                                                         (7,997,638)   (2,075,138)   (1,885,208)   (1,836,952)
                                                                             ------------  ------------  ------------  ------------

Capital Share Transactions (Note 4):
   Proceeds from shares sold
     Class A                                                                    1,982,997     1,705,091     1,250,532     2,282,843
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                    7,997,638     2,075,138     1,885,208     1,836,952
   Cost of shares repurchased
     Class A                                                                   (8,019,683)   (5,644,649)   (7,096,702)   (3,957,033)
                                                                             ------------  ------------  ------------  ------------
   Net increase (decrease) in net assets from capital share transactions        1,960,952    (1,864,420)   (3,960,962)      162,762
                                                                             ------------  ------------  ------------  ------------

Total increase (decrease) in net assets                                       (19,859,286)      702,265    (2,180,436)      207,500
Net Assets:
   Beginning of period                                                         59,015,427    58,313,162    32,520,049    32,312,549
                                                                             ------------  ------------  ------------  ------------
   End of period                                                             $ 39,156,141  $ 59,015,427  $ 30,339,613  $ 32,520,049
                                                                             ============  ============  ============  ============
   Net Assets at end of period includes undistributed net investment income  $     65,479  $     35,302  $  1,065,629  $  1,113,498
                                                                             ============  ============  ============  ============


   The accompanying notes are an integral part of these financial statements.

BlackRock Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated
Class A


                                                               Year ended    Year ended     Year ended     Year ended    Year ended
                                                                July 31,      July 31,       July 31,       July 31,      July 31,
                                                                  2001          2000           1999           1998          1997
                                                              ---------------------------------------------------------------------
Net Asset Value, beginning of year                             $     8.93     $    8.54     $    8.57     $    8.18     $    6.05
                                                               ----------     ---------     ---------     ---------     ---------
    Income from investment operations
       Net investment income                                         0.02          0.02          0.06          0.07          0.09
       Net realized and unrealized gains (losses)                   (2.04)         0.68          1.42          1.04          2.60
                                                               ----------     ---------     ---------     ---------     ---------
    Total from investment operations                                (2.02)         0.70          1.48          1.11          2.69
                                                               ----------     ---------     ---------     ---------     ---------
    Distributions
       Dividends from net investment income                         (0.02)        (0.05)        (0.07)        (0.08)        (0.11)
       Distributions from net realized gains                        (1.24)        (0.26)        (1.44)        (0.64)        (0.45)
                                                               ----------     ---------     ---------     ---------     ---------
    Total distributions                                             (1.26)        (0.31)        (1.51)        (0.72)        (0.56)
                                                               ----------     ---------     ---------     ---------     ---------

Net Asset Value, end of year                                   $     5.65     $    8.93     $    8.54     $    8.57     $    8.18
                                                               ----------     ---------     ---------     ---------     ---------
Total Return (1)                                                   (24.57%)        8.20%        17.27%        13.57%        44.46%
                                                               ----------     ---------     ---------     ---------     ---------
Ratios/Supplemental Data
    Net Assets, end of period (In millions)                    $     39.2     $    59.0     $    58.3     $    54.8     $    47.6

    Ratios to Average Net Assets (2):
       Expenses                                                      0.78%         0.80%         0.81%         0.91%         1.00%
       Net investment income                                         0.30%         0.31%         0.72%         0.86%         1.56%

    Portfolio turnover rate                                         133.6%         83.0%         23.0%         87.0%         55.0%

(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

(2) If certain expenses had not been waived or reimbursed by the Manager, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               0.88%          N/A           N/A          0.98%         1.05%

    Ratio of Net Investment Income to Average Net Assets:            0.20%          N/A           N/A          0.81%         1.51%

N/A Not Applicable

   The accompanying notes are an integral part of these financial statements.

BlackRock U.S. Government Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated
Class A


                                                               Year ended    Year ended     Year ended     Year ended    Year ended
                                                                July 31,      July 31,       July 31,       July 31,      July 31,
                                                                 2001(a)        2000           1999           1998          1997
                                                              ---------------------------------------------------------------------
Net Asset Value, beginning of year                             $     5.10    $     5.10     $     5.45     $     5.36    $    5.15
                                                               ----------    ----------     ----------     ----------    ---------
    Income from investment operations
       Net investment income                                         0.30          0.30           0.30           0.27         0.23
       Net realized and unrealized gains (losses)                    0.30         (0.01)         (0.24)          0.06         0.20
                                                               ----------    ----------     ----------     ----------    ---------
    Total from investment operations                                 0.60          0.29           0.06           0.33         0.43
                                                               ----------    ----------     ----------     ----------    ---------
    Distributions
       Dividends from net investment income                         (0.31)        (0.29)         (0.31)         (0.24)       (0.22)
       Distributions from net realized gains                           --            --          (0.10)            --           --
                                                               ----------    ----------     ----------     ----------    ---------
    Total distributions                                             (0.31)        (0.29)         (0.41)         (0.24)       (0.22)
                                                               ----------    ----------     ----------     ----------    ---------

Net Asset Value, end of year                                   $     5.39    $     5.10     $     5.10     $     5.45    $    5.36
                                                               ----------    ----------     ----------     ----------    ---------
Total Return (1)                                                    12.08%         5.69%          1.10%          6.16%        8.35%
                                                               ----------    ----------     ----------     ----------    ---------
Ratios/Supplemental Data
    Net Assets, end of period (In millions)                    $     30.3    $     32.5     $     32.3     $     34.1    $    28.9

    Ratios to Average Net Assets (2):
       Expenses                                                      0.70%         0.71%          0.71%          0.66%        0.70%
       Net investment income                                         5.73%         5.85%          5.37%          5.53%        5.68%

    Portfolio turnover rate                                         265.2%        159.0%         307.0%         103.0%        62.0%

(1) Total return computed after deduction of all series expenses, but before deduction of actuarial risk charges and other fees of the variable annuity account.

(2) If certain expenses had not been waived or reimbursed by the Manager, total return would have been lower and the ratios would have been as follows:

    Ratio of Operating Expenses to Average Net Assets:               0.83%          N/A            N/A           0.90%        1.04%

    Ratio of Net Investment Income to Average Net Assets:            5.60%          N/A            N/A           5.27%        5.34%


(a) Net investment income per share was computed using the average share method.

N/A Not Applicable

   The accompanying notes are an integral part of these financial statements.

                           MET INVESTORS SERIES TRUST
                              BLACKROCK PORTFOLIOS
                          Notes to Financial Statements
                                 July 31, 2001

1. Organization

Met Investors Series Trust ("MIT") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). MIT offers twenty-three diversified portfolios, each of which operates as a distinct investment vehicle of MIT. BlackRock Equity Portfolio and BlackRock U.S. Government Income Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are managed by Met Investors Advisory Corp.

The Portfolios offer Class A Shares only. MIT has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as Distributor for the Portfolios' shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

MIT's Distribution Agreement with respect to the Class A shares was approved by the Board of Trustees at a board meeting held on December 7, 2000. The Distributor or its affiliates initially for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

The Portfolios were previously organized as BlackRock Equity Series and BlackRock U.S. Government Income Series, respectively, (the "Series") of Security First Trust ("SFT"). At a special meeting of shareholders held on January 26, 2001, the shareholders of SFT approved the reorganization of the Series of SFT whereby the net assets of each Series would be transferred to the corresponding Portfolio of MIT in exchange for Class A shares of the Portfolios. The approved reorganization occurred on February 12, 2001.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. Futures contracts are valued based upon their daily settlement prices.

B. Change in Accounting Policy - The U.S. Government Income Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, effective August 1, 2001, the Portfolio began amortizing premiums on debt securities using the constant yield to maturity method. Prior to this date, the Portfolio did not amortize premiums on fixed income securities. Upon adoption, the Portfolio will be required to record a cumulative effect adjustment to reflect amortization of premiums. The impact of the accounting changes will have no effect on the total net assets of the Portfolio.

C. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

D. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Portfolios are made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

E. Federal Income Taxes - The Portfolios' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income, including net realized gains, if any, to their

                           MET INVESTORS SERIES TRUST
                              BLACKROCK PORTFOLIOS
                          Notes to Financial Statements
                                 July 31, 2001

2. Significant Accounting Policies - continued

shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, the Portfolios will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At July 31, 2001, BlackRock U.S. Government Income Portfolio had an accumulated capital loss carryforward of $2,467, expiring on 12/31/2008.

F. Distribution of Income and Gains - The Portfolios annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

G. Security Lending - The Portfolios may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Portfolios may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Portfolios receive compensation for lending their securities.

The Portfolios receive transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

As of July 31, 2001, each Portfolio had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:


   Portfolio                                      Value of Securities      Value of Collateral
   ---------                                      -------------------      -------------------
   BlackRock Equity Portfolio                          $  535,298               $  552,938
   BlackRock U.S. Government Income Portfolio           3,042,052                3,115,800


H. Short Sales - A Portfolio, in "selling short", sells borrowed securities which must at some date be returned to the lender. A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal amount of securities sold short.

I. Repurchase Agreements - A Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. Forward Commitments, When-Issued and Delayed Delivery Securities - A Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

                           MET INVESTORS SERIES TRUST
                              BLACKROCK PORTFOLIOS
                         Notes to Financial Statements
                                 July 31, 2001

3. Investment Advisory Agreement and Other Transactions with Affiliates

The Portfolios are managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which has overall responsibility for the general management and administration of the Portfolios. The Manager has entered into an advisory agreement with BlackRock Advisors, Inc. (the "Adviser") for investment advisory services in connection with the investment management of the Portfolios.

The Manager supervises the Adviser and has full discretion with respect to the retention or renewal of the advisory agreement. The Manager bears the cost associated with the Adviser.

For the period from August 1, 2000 through February 11, 2001, Security First Investment Management Corporation ("Security First Management") served as both investment adviser and manager, and was entitled by agreement to a monthly fee equal to 0.70% of the average daily net asset value of BlackRock Equity Portfolio and 0.55% of the average daily net asset value of the U.S. Government Income Portfolio, less compensation payable to the Portfolio's sub-adviser, BlackRock Advisors, Inc. Effective February 12, 2001, under the terms of the Portfolios' current investment advisory agreement, the BlackRock Equity Portfolio and BlackRock U.S. Government Income Portfolio pay the Manager a monthly fee of 0.65% and 0.55% of their average daily net assets based upon annual rates, respectively.

MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company (formerly Security First Life Insurance Company). As of July 31, 2001, MetLife Investors USA Insurance Company owned all shares of beneficial interest of both Portfolios.

For the period from August 1, 2000 through February 11, 2001, under an Expense Limitation Agreement with Security First Management, expenses of each Portfolio were limited to 2.5% of the first $30 million of each Portfolio's average daily net assets, 2.0% of the next $70 million of each Portfolio's average daily net assets and 1.5% of each Portfolio's average daily net assets in excess of that amount, calculated on the basis of each Portfolio's fiscal year. Beginning February 12, 2001, the Manager has entered into a new expense limitation agreement with the Portfolios ("Expense Limitation Agreement") which limits expenses of the Portfolios until April 30, 2002. Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive its fees and/or reimburse expenses so that the total annual operating expenses of the Portfolios (other than interest, taxes and other extraordinary expenses) are limited to 0.76% of BlackRock Equity Portfolio's average daily net assets and 0.71% of BlackRock U.S. Government Income Portfolio's average daily net assets.

4. Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:


                                                                                                             BlackRock U.S.
                                                                          BlackRock Equity                  Government Income
                                                                   ----------------------------        ----------------------------
                                                                   Year Ended        Year Ended        Year Ended        Year Ended
                                                                    July 31,          July 31,          July 31,          July 31,
                                                                      2001              2000              2001              2000
                                                                      ----              ----              ----              ----
Beginning shares                                                    6,610,048         6,827,497         6,379,108         6,336,073
                                                                   ----------        ----------        ----------        ----------
Shares sold                                                           323,721           191,684           238,911           453,683
Shares issued through dividend reinvestment                         1,217,296           225,809           366,772           380,323
Shares repurchased                                                 (1,226,376)         (634,942)       (1,353,820)         (790,971)
                                                                   ----------        ----------        ----------        ----------
Net increase (decrease) in shares outstanding                         314,641          (217,449)         (748,137)           43,035
                                                                   ----------        ----------        ----------        ----------
Ending shares                                                       6,924,689         6,610,048         5,630,971         6,379,108
                                                                   ==========        ==========        ==========        ==========


                           MET INVESTORS SERIES TRUST
                              BLACKROCK PORTFOLIOS
                         Notes to Financial Statements
                                 July 31, 2001

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended July 31, 2001 were as follows:


                                                                                                   Purchases
                                                                           ---------------------------------------------------------
Portfolio:                                                                 U.S. Government       Non-Government             Total
----------                                                                 ---------------       --------------             -----
BlackRock Equity Portfolio                                                   $         0           $62,809,553           $62,809,553
BlackRock U.S. Government Income Portfolio                                    93,337,386             1,511,357            94,848,743

                                                                                                     Sales
                                                                           ---------------------------------------------------------
Portfolio:                                                                 U.S. Government       Non-Government             Total
----------                                                                 ---------------       --------------             -----
BlackRock Equity Portfolio                                                   $         0           $66,634,543           $66,634,543
BlackRock U.S. Government Income Portfolio                                    83,363,720               933,763            84,297,483

At July 31, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:



                                                                                                                      Unrealized Net
                                                        Federal Income     Gross Unrealized     Gross Unrealized      Appreciation /
Portfolio:                                                  Tax Cost          Appreciation        (Depreciation)      (Depreciation)
----------                                                  --------          ------------        --------------      --------------
BlackRock Equity Portfolio                                 $40,783,270         $ 2,428,746         $(4,358,017)         $(1,929,271)
BlackRock U.S. Government Income Portfolio                  29,864,808             839,115              30,410              808,705

6. Proposed Fund Reorganizations

On June 5, 2001, the Board of Trustees of Met Investors Series Trust approved a proposal to reorganize BlackRock Equity Portfolio ("BlackRock Equity") into Met/Putnam Research Portfolio ("Putnam Research"), a Portfolio with substantially similar investment objectives, strategies and risks. If the shareholders of BlackRock Equity approve the proposal, BlackRock Equity will liquidate by transferring substantially all of its assets to Putnam Research. Shareholders of BlackRock Equity will receive shares of Putnam Research equal in value to their shares of BlackRock Equity as of the date of the reorganization, which is proposed to take place on or about October 8, 2001. Shareholders of record of BlackRock Equity as of August 17, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 5, 2001.

On June 5, 2001, the Board of Trustees of Met Investors Series Trust unanimously approved a proposal to reorganize BlackRock U.S. Government Income Portfolio ("BlackRock Government") into PIMCO Total Return Portfolio ("PIMCO Total Return"), a Portfolio with similar investment objectives, strategies and risks. If the shareholders of BlackRock Government approve the proposal, BlackRock Government will liquidate by transferring substantially all of its assets to PIMCO Total Return. Shareholders of BlackRock Government will receive shares of PIMCO Total Return equal in value to their shares of BlackRock Government as of the date of the reorganization, which is proposed to take place on or about October 8, 2001. Shareholders of record of BlackRock Government as of August 17, 2001 are scheduled to vote on the proposal at a special meeting of shareholders to be held on October 5, 2001.

INDEPENDENT AUDITOR'S REPORT




To the Shareholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the BlackRock Equity Portfolio and BlackRock U.S. Government Income Portfolio of the Met Investors Series Trust (the "Trust") as of July 31, 2001 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years ended July 31, 1997 and 1998 were audited by other auditors whose report, dated September 14, 1998, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Equity Portfolio and BlackRock U.S. Government Income Portfolio as of July 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 19, 2001

                           MET INVESTORS SERIES TRUST
                              BLACKROCK PORTFOLIOS
                      Supplemental Information (Unaudited)
                                  July 31, 2001





Proxy Voting Results

A special meeting of the Portfolios' shareholders was held on January 26, 2001, to consider the following proposals:

To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of BlackRock Equity Series ("SF Equity") by BlackRock Equity Portfolio ("Blackrock Equity"), a series of MIT, in exchange for shares of BlackRock Equity and the assumption by BlackRock Equity of the identified liabilities of SF Equity. The Plan also provides for distribution of these shares of BlackRock Equity to shareholders of SF Equity in liquidation and subsequent termination of SF Equity. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SF Equity.

To consider and act upon an Agreement and Plan of Reorganization (the "Plan") providing for the acquisition of all of the assets of BlackRock U.S. Government Income Series ("SF Government") by BlackRock U.S. Government Income Portfolio ("BlackRock Government"), a series of MIT, in exchange for shares of BlackRock Government and the assumption by BlackRock Government of the identified liabilities of SF Government. The Plan also provides for distribution of these shares of BlackRock Government to shareholders of SF Government in liquidation and subsequent termination of SF Government. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of SF Government.

The results of the votes taken among shareholders on proposals before them are reported below.


Name of Portfolio                                     FOR            AGAINST          ABSTAIN
-----------------                                     ---            -------          -------
BlackRock Equity                                 4,847,925.263     150,713.364     1,387,457.013
BlackRock U.S. Government Income                 4,785,546.310     135,866.082     1,223,593.592


                                                    PRSRT STD

                                                  U.S. Postage
                                                      Paid
[LOGO] MetLifeInvestors(R)                        Lancaster, PA
                                                   Permit No.
                                                      1403

22 Corporate Plaza Drive
Newport Beach, CA 92660


--------------------------------------------------------------------------------